UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) November 3, 2004
                                                     ---------------------------

                           Interleukin Genetics, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           000-23413                                     94-3123681
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    (Commission File Number)                 (IRS Employer Identification No.)


    135  Beaver Street Waltham, MA                                 02452
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (781) 398-0700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

         On November 3, 2004, the Registrant issued a press release to report its financial results for the quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated in this
Item 2.02 by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.   Description
----------    -----------
   99.1       Press Release dated November 3, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Interleukin Genetics, Inc.
                                                  (Registrant)



Date: November 3, 2004                            /s/ Fenel M. Eloi
                                                  -----------------------------
                                                  Fenel M. Eloi
                                                  Chief Operating Officer,
                                                  Chief Financial Officer,
                                                  Treasurer and Secretary